UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure

On November 8, 2012, Towerstream Corporation (the “Company”) issued a press release announcing results for the three and nine months ended September 30, 2012. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 and 7.01 and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The press release includes EBITDA calculations, which is not a generally accepted accounting principles (“GAAP”) financial measure. It is presented in the press release because the Registrant’s management uses this information in evaluating the operating efficiency and overall financial performance of its business. The Registrant’s management also believes that this information provides the users of the Registrant’s financial statements with valuable insight into its operating results. EBITDA is calculated as net income (loss) before interest, income taxes, depreciation and amortization. The Company defines adjusted EBITDA as net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding when applicable, stock-based compensation, other non-operating income or expenses, as well as gain or loss on (i) disposal of property and equipment, (ii) nonmonetary transactions, and (iii) business acquisitions. It is important to note, however, that non-GAAP financial measures as presented do not represent cash provided by or used in operating activities and may not be comparable to similarly titled measures reported by other companies. Neither should be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. A reconciliation of adjusted EBITDA, excluding non-recurring expenses and Small Cell rooftop tower locations expenses, net, as compared to the most directly comparable GAAP financial measure, net loss, is presented in a reconciliation table in the attached press release.

Any statements that are not historical facts contained in this Form 8-K are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (“PSLRA”) which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Forward-looking statements, include certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in our periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. We assume no obligation to update any forward-looking statement. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2012, the Company’s Board of Directors approved and recommended for stockholder approval an amendment to its Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of common stock from 70,000,000 to 95,000,000. On November 2, 2012, the Company’s stockholders approved the Charter Amendment. The final voting results at the Company’s annual meeting of stockholders with respect to the Charter Amendment were 36,292,972 shares voted for, 11,900,131 shares voted against and 786,244 shares abstained. The Charter Amendment was filed with the Delaware Secretary of State and became effective on November 2, 2012.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 2, 2012, at the Company’s annual meeting of stockholders , the Company’s stockholders approved (i) electing the five directors named by the Company (Philip Urso, Jeffrey M. Thompson, Howard L. Haronian, M.D., Paul Koehler, and William J. Bush) to hold office until the next annual meeting of stockholders, (ii) the Charter Amendment described in Item 5.03 above; (iii) the amendment of the Company’s 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance from 2,500,000 shares of common stock to 5,000,000 shares of common stock (“Amendment of the 2007 Incentive Stock Plan”); (iv) the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (the “Auditor Ratification”); (v) the approval of a non-binding advisory vote on the compensation of the Company’s executive officers (“Advisory Vote on Executive Compensation”) and (vi) the frequency of the approval of future stockholder non-binding advisory votes on the compensation of the Company’s executive officers (“Frequency of Advisory Vote on Executive Compensation”).

As of the record date for the meeting of September 4, 2012, 54,367,774 shares of common stock, constituting all of the outstanding capital stock of the Company, were issued and outstanding, of which a total of 48,979,347 shares were voted at the annual meeting. The vote for each proposal was as follows:

Proposal	For	Against	Abstain	Broker Non- Votes
1. Election of five directors:
Philip Urso	19,703,784	1,915,946	138,067	27,221,550
Jeffrey M. Thompson	21,084,663	538,826	134,308	27,221,550
Howard L. Haronian, M.D.	17,646,145	3,982,098	129,554	27,221,550
Paul Koehler	19,569,675	2,054,068	134,054	27,221,550
William J. Bush	19,550,177	2,079,222	128,398	27,221,550
2. Charter Amendment	36,292,972	11,900,131	786,244	N/A
3. Amendment of the 2007 Incentive Stock Plan	14,056,000	7,416,654	285,143	27,221,550
4. Auditor Ratification	47,437,651	1,275,793	265,903	N/A
5. Advisory Vote on Executive Compensation	20,071,261	1,208,612	477,924	27,221,550

	3 Years	2 Years	1 Year	Abstain	Broker Non- Votes
6. Frequency of Advisory Vote on Executive Compensation	13,043,561	685,490	7,489,956	538,790	27,221,550

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of Towerstream Corporation
99.1	Press Release, dated November 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: November 8, 2012	By:	/s/ Joseph P. Hernon
Joseph P. Hernon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Towerstream Corporation
99.1	Press Release, dated November 8, 2012